Exhibit 99.2

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2008				2007					2006		2005
	Sept. 30/YTD	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	Dec. 31/YTD
Period-End Balance Sheet
Total assets	$8,246,655	$8,246,655	$8,311,025	$8,315,368	$8,091,518	$8,091,518	$7,884,345	$8,055,358	$8,235,110	$8,441,526	$8,441,526	$7,210,151
Securities HTM - amortized cost	85,982	85,982	94,580	95,651	97,671	97,671	92,913	104,152	103,697	91,380	91,380	56,772
Securities HTM - fair market value	86,193	86,193	94,829	96,013	97,931	97,931	93,151	104,317	103,951	91,602	91,602	56,791
Securities AFS - fair market value	2,024,881	2,024,881	2,106,461	2,100,602	2,080,046	2,080,046	1,869,590	2,128,683	2,241,608	2,387,788	2,387,788	2,233,120
FHLB and FRB Stock	54,767	54,767	54,767	54,767	54,767	54,767	54,767	54,767	54,767	54,886	54,886	53,510
Mortgages held for sale	—	—	—	—	394	394	1,408	5,665	3,674	4,760	4,760	4,301
Loans:
Commercial and industrial	1,485,541	1,485,541	1,448,723	1,396,665	1,347,481	1,347,481	1,378,509	1,402,282	1,395,876	1,413,263	1,413,263	1,161,660
Agricultural	159,217	159,217	207,438	200,614	181,358	181,358	158,015	156,594	175,554	158,305	158,305	131,689
Real estate - office, retail, and industrial	1,092,268	1,092,268	1,048,547	1,020,403	942,065	942,065	930,386	915,058	901,472	895,666	895,666	744,814
Real estate - residential land and development	509,974	509,974	510,818	515,052	505,194	505,194	468,635	454,901	450,818	451,186	451,186	319,842
Real estate - multifamily	204,029	204,029	195,815	188,474	178,602	178,602	181,077	205,821	267,754	278,009	278,009	311,340
Real estate - other commercial	1,021,662	1,021,662	1,014,759	952,622	1,024,490	1,024,490	1,038,364	978,424	973,730	945,275	945,275	766,299
Real estate - 1-4 family	205,851	205,851	213,295	224,895	220,741	220,741	200,694	206,506	211,489	215,464	215,464	143,286
Direct consumer	529,325	529,325	522,913	521,125	530,641	530,641	533,885	538,662	552,809	573,128	573,128	570,042
Indirect consumer	15,715	15,715	20,047	25,915	33,100	33,100	41,907	51,610	64,118	78,648	78,648	157,219

Total loans	5,223,582	5,223,582	5,182,355	5,045,765	4,963,672	4,963,672	4,931,472	4,909,858	4,993,620	5,008,944	5,008,944	4,306,191
Other Assets:
Other earning assets	15,816	15,816	18,060	19,113	19,397	19,397	20,865	20,734	17,868	5,081	5,081	1,607
Total earning assets	7,405,028	7,405,028	7,456,223	7,315,898	7,215,947	7,215,947	6,971,015	7,223,859	7,415,234	7,552,839	7,552,839	6,655,501
Corporate owned life insurance	207,390	207,390	206,132	203,987	203,535	203,535	201,418	199,396	197,421	196,598	196,598	156,441
Goodwill and other intangibles	285,643	285,643	286,737	287,141	288,235	288,235	289,341	290,447	291,552	292,658	292,658	95,997
Deposits:
Demand deposits	1,056,905	1,056,905	1,077,659	1,060,545	1,064,684	1,064,684	1,082,068	1,070,528	1,073,065	1,124,081	1,124,081	976,557
Interest bearing deposits	4,601,379	4,601,379	4,707,504	4,661,017	4,714,177	4,714,177	4,752,107	4,744,216	4,834,377	5,043,135	5,043,135	4,171,275

Total deposits	5,658,284	5,658,284	5,785,163	5,721,562	5,778,861	5,778,861	5,834,175	5,814,744	5,907,442	6,167,216	6,167,216	5,147,832
Fed funds purchased and repurchase agreements	928,966	928,966	676,571	569,662	665,164	665,164	514,438	573,064	598,035	612,608	612,608	746,057
Other borrowed funds	625,737	625,737	813,337	844,064	599,064	599,064	484,064	599,126	639,621	569,660	569,660	548,475
Subordinated debt	232,442	232,442	232,476	232,509	230,082	230,082	227,948	226,118	228,274	228,674	228,674	130,092
Stockholders’ equity	718,909	718,909	724,034	737,927	723,975	723,975	727,928	741,060	753,988	751,014	751,014	544,068
Stockholders’ equity, excluding OCI	$770,716	$770,716	$759,983	$747,260	$735,702	$735,702	$764,313	$776,208	$770,326	$766,302	$766,302	$552,352

Average Balance Sheet
Total assets	$8,178,402	$8,275,818	$8,187,594	$8,070,724	$8,091,333	$7,920,731	$7,991,143	$8,151,473	$8,307,340	$8,255,764	$8,502,699	$7,042,670
Securities - HTM taxable	7,701	7,647	7,701	7,756	9,450	8,170	9,306	9,797	10,555	9,848	9,588	10,644
Securities - HTM tax-exempt	86,945	82,213	90,682	87,991	88,099	81,814	88,407	97,716	84,485	91,046	86,951	52,611
Securities - AFS taxable	1,162,989	1,192,899	1,162,348	1,133,390	1,268,389	1,140,075	1,255,618	1,317,102	1,363,295	1,456,220	1,431,859	1,535,395
Securities - AFS tax-exempt	943,486	931,565	943,278	955,745	906,905	915,398	864,559	896,428	952,104	998,727	1,021,820	643,422
FHLB and FRB Stock	54,767	54,767	54,767	54,767	54,774	54,767	54,767	54,767	54,852	59,056	61,258	52,578
Total loans	5,107,538	5,205,188	5,097,586	5,018,767	4,943,479	4,921,210	4,895,800	4,944,483	5,013,967	4,869,360	5,046,665	4,214,750
Other earning assets	27,613	24,868	37,327	20,676	30,507	26,955	29,798	33,590	31,741	10,892	10,459	7,917

Total earning assets	7,391,039	7,499,147	7,393,689	7,279,092	7,301,603	7,148,389	7,198,255	7,353,883	7,510,999	7,495,149	7,668,600	6,517,317
Deposits:
Demand deposits	1,044,098	1,053,530	1,053,339	1,025,320	1,055,251	1,050,954	1,051,292	1,061,987	1,056,880	1,052,413	1,086,979	931,711
Savings deposits	807,452	784,646	823,196	814,764	754,009	788,526	774,133	746,702	705,543	653,321	679,681	615,324
NOW accounts	939,387	983,364	953,808	880,505	900,956	885,966	941,488	905,683	870,064	924,539	936,793	893,706
Money market deposits	803,858	770,967	818,815	822,154	859,864	854,409	864,001	858,639	862,452	867,775	882,627	672,411

Core transactional deposits	3,594,795	3,592,507	3,649,158	3,542,743	3,570,080	3,579,855	3,630,914	3,573,011	3,494,939	3,498,048	3,586,080	3,113,152
Time deposits > $100,000	823,993	839,495	830,166	802,149	827,907	810,802	822,079	844,232	834,844	746,036	854,693	604,270
Time deposits < $100,000	1,344,951	1,330,535	1,331,445	1,373,034	1,491,995	1,429,534	1,386,797	1,491,777	1,663,599	1,683,866	1,713,424	1,361,440

Total time deposits	2,168,944	2,170,030	2,161,611	2,175,183	2,319,902	2,240,336	2,208,876	2,336,009	2,498,443	2,429,902	2,568,117	1,965,710

Total deposits	5,763,739	5,762,537	5,810,769	5,717,926	5,889,982	5,820,191	5,839,790	5,909,020	5,993,382	5,927,950	6,154,197	5,078,862
FFP, repos, other borrowed funds	1,372,048	1,476,403	1,331,195	1,307,398	1,131,700	1,046,041	1,093,068	1,162,315	1,227,797	1,339,826	1,265,370	1,235,205
Subordinated debt	231,805	232,458	232,492	230,458	227,756	227,973	226,180	228,229	228,667	206,449	228,746	130,377
Total funding sources	7,367,592	7,471,398	7,374,456	7,255,782	7,249,438	7,094,205	7,159,038	7,299,564	7,449,846	7,474,225	7,648,313	6,444,444
Stockholders’ equity	737,527	735,022	745,128	732,458	750,111	738,664	741,820	760,010	760,277	695,020	762,535	538,515

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2008				2007					2006		2005
	Sept. 30/YTD	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	Dec. 31/YTD
Income Statement
Interest income	$311,274	$101,486	$101,313	$108,475	$476,961	$114,611	$120,090	$120,671	$121,589	$476,409	$125,397	$366,700
Interest expense	129,690	38,728	40,987	49,975	236,832	56,513	59,393	59,707	61,219	224,550	62,634	130,850

Net interest income	181,584	62,758	60,326	58,500	240,129	58,098	60,697	60,964	60,370	251,859	62,763	235,850
Loan loss provision	27,869	13,029	5,780	9,060	7,233	2,042	470	1,761	2,960	10,229	3,865	8,930
Service charges on deposit accounts	33,781	11,974	11,385	10,422	45,015	11,986	11,959	11,483	9,587	40,036	10,594	30,199
Trust and investment management fees	11,710	3,818	3,945	3,947	15,701	4,061	3,934	3,916	3,790	14,269	3,666	12,593
Other service charges, commissions, and fees	14,292	4,834	4,456	5,002	22,183	5,324	5,601	6,099	5,159	20,135	5,362	17,572
Card-based fees	12,275	4,141	4,236	3,898	15,925	3,979	4,054	4,181	3,711	13,777	3,712	10,207

Subtotal, total fee-based revenue	72,058	24,767	24,022	23,269	98,824	25,350	25,548	25,679	22,247	88,217	23,334	70,571
Corporate owned life insurance income	6,489	1,882	2,145	2,462	8,033	2,117	2,023	1,982	1,911	7,616	1,966	5,163
Security (losses) gains, net	(1,396)	(1,746)	(4,618)	4,968	(50,801)	(50,041)	(5,165)	961	3,444	4,269	3,371	(3,315)
Other income	(1,015)	(1,209)	874	(680)	4,197	109	989	2,001	1,098	3,181	982	2,193

Total noninterest income	76,136	23,694	22,423	30,019	60,253	(22,465)	23,395	30,623	28,700	103,283	29,653	74,612
Salaries and employee benefits	79,554	26,996	26,368	26,190	111,598	27,686	27,354	29,008	27,550	106,201	26,507	95,179
Occupancy and equipment expense	24,913	8,216	7,979	8,718	32,594	8,224	8,266	7,976	8,128	30,380	7,747	25,173
Other real estate expense, net	2,120	637	1,165	318	972	533	397	71	(29)	843	96	931
Other intangibles amortization	3,283	1,094	1,095	1,094	4,423	1,106	1,106	1,105	1,106	4,039	1,148	2,130
Acquisition and restructure charges	—	—	—	—	36	—	—	—	36	1,753	—	—
Other expenses	37,854	11,493	13,338	13,023	49,514	12,715	12,858	12,577	11,364	49,399	12,297	42,290

Total noninterest expense	147,724	48,436	49,945	49,343	199,137	50,264	49,981	50,737	48,155	192,615	47,795	165,703
Pre-tax earnings	82,127	24,987	27,024	30,116	94,012	(16,673)	33,641	39,089	37,955	152,298	40,756	135,829
Income taxes	5,901	796	27	5,078	13,853	(11,255)	6,404	9,778	8,926	35,052	9,228	34,452

Net income	$76,226	$24,191	$26,997	$25,038	$80,159	$(5,418)	$27,237	$29,311	$29,029	$117,246	$31,528	$101,377

Basic earnings per share	$1.57	$0.50	$0.56	$0.52	$1.63	$(0.11)	$0.55	$0.59	$0.58	$2.39	$0.63	$2.22
Diluted earnings per share	$1.57	$0.50	$0.56	$0.52	$1.62	$(0.11)	$0.55	$0.59	$0.58	$2.37	$0.63	$2.21
Weighted average shares outstanding	48,454	48,470	48,459	48,433	49,295	48,525	49,134	49,617	49,921	49,102	49,991	45,567
Weighted average diluted shares outstanding	48,573	48,556	48,576	48,589	49,622	48,754	49,447	49,984	50,322	49,469	50,392	45,893
Tax equivalent adjustment (1)	$16,729	$5,572	$5,603	$5,554	$20,906	$5,236	$4,988	$5,252	$5,430	$23,551	$5,882	$16,080
Net interest income (FTE) (1)	$198,313	$68,330	$65,929	$64,054	$261,035	$63,334	$65,685	$66,216	$65,800	$275,410	$68,645	$251,930

Stock and related per share data:
Book value	$14.80	$14.80	$14.90	$15.20	$14.94	$14.94	$14.94	$14.97	$15.16	$15.01	$15.01	$11.99
Tangible book value	8.92	8.92	9.00	9.28	8.99	8.99	9.00	9.10	9.30	9.16	9.16	9.87
Dividends declared per share	0.930	0.310	0.310	0.310	1.195	0.310	0.295	0.295	0.295	1.120	0.295	1.015
Market price - period high	40.09	40.09	29.36	31.98	39.31	36.50	36.62	38.17	39.31	39.52	39.52	39.25
Market price - period low	13.56	13.56	18.65	24.38	29.67	29.67	31.87	34.82	36.00	32.62	36.62	31.25
Closing price at period end	$24.24	$24.24	$18.65	$27.77	$30.60	$30.60	$34.16	$35.51	$36.75	$38.68	$38.68	$35.06
Closing price to book value	1.6	1.6	1.3	1.8	2.0	2.0	2.3	2.4	2.4	2.6	2.6	2.9
Period end shares outstanding	48,590	48,590	48,584	48,561	48,453	48,453	48,735	49,494	49,747	50,025	50,025	45,387
Period end treasury shares	12,736	12,736	12,742	12,765	12,873	12,873	12,591	11,832	11,579	11,301	11,301	11,540
Number of shares repurchased	5	—	1	4	1,767	297	792	338	340	23	1	857
Common dividends	$45,251	$15,088	$15,084	$15,079	$58,765	$15,045	$14,400	$14,622	$14,698	$56,033	$14,779	$46,238

Other Key Ratios/Data:
Return on average equity (2)	13.81%	13.09%	14.57%	13.75%	10.69%	-2.91%	14.57%	15.47%	15.48%	16.87%	16.40%	18.83%
Return on average assets (2)	1.24%	1.16%	1.33%	1.25%	0.99%	-0.27%	1.35%	1.44%	1.42%	1.42%	1.47%	1.44%
Net interest margin (1)	3.58%	3.63%	3.58%	3.53%	3.58%	3.53%	3.63%	3.61%	3.53%	3.67%	3.57%	3.87%
Yield on average earning assets (1)	5.92%	5.69%	5.81%	6.29%	6.82%	6.67%	6.91%	6.86%	6.83%	6.67%	6.81%	5.87%
Cost of funds	2.74%	2.40%	2.61%	3.23%	3.82%	3.71%	3.86%	3.84%	3.88%	3.50%	3.79%	2.37%
Efficiency ratio (1)	51.97%	50.30%	51.67%	54.02%	52.50%	53.87%	51.87%	52.13%	52.19%	50.53%	49.56%	49.44%
Net noninterest expense ratio (2)	1.15%	1.11%	1.13%	1.21%	1.09%	1.14%	1.06%	1.04%	1.12%	1.13%	1.00%	1.25%
Effective income tax rate	7.2%	3.2%	0.1%	16.9%	14.7%	67.5%	19.0%	25.0%	23.5%	23.0%	22.6%	25.4%
Full time equivalent employees - end of period	1,792	1,792	1,828	1,833	1,856	1,856	1,866	1,885	1,908	1,892	1,892	1,635
Number of bank offices	98	98	98	99	99	99	100	100	100	99	99	68

Note: Discussion of footnotes (1) and (2) are located at the end of this document.

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2008				2007					2006		2005
	Sept. 30/YTD	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	Dec. 31/YTD
Parent Company Data:
Parent investment in subsidiaries - end of period	$910,987	$910,987	$897,482	$893,182	$861,841	$861,841	$870,126	$873,854	$891,359	$887,908	$887,908	$604,112
Risk-Based Capital Data:
Tier 1 capital	$610,048	$610,048	$598,238	$585,181	$572,553	$572,553	$600,083	$610,872	$603,885	$598,755	$598,755	$581,393
Tier 2 capital	169,727	169,727	166,018	164,690	161,708	161,708	161,317	162,293	162,299	162,266	162,266	56,393

Total capital	779,775	779,775	764,256	749,871	734,261	734,261	761,400	773,165	766,184	761,021	761,021	637,786
Risk-adjusted assets	$6,476,260	$6,476,260	$6,436,784	$6,448,210	$6,340,614	$6,340,614	$6,256,930	$6,190,247	$6,192,407	$6,259,983	$6,259,983	$5,424,063
Tier 1 capital / risk-based assets	9.42%	9.42%	9.29%	9.08%	9.03%	9.03%	9.59%	9.87%	9.75%	9.56%	9.56%	10.72%
Total capital / risk-based assets	12.04%	12.04%	11.87%	11.63%	11.58%	11.58%	12.17%	12.49%	12.37%	12.16%	12.16%	11.76%
Leverage ratio	7.59%	7.59%	7.56%	7.51%	7.46%	7.46%	7.75%	7.75%	7.52%	7.29%	7.29%	8.16%
Tangible capital ratio	5.44%	5.44%	5.45%	5.62%	5.58%	5.58%	5.77%	5.80%	5.82%	5.62%	5.62%	6.30%
Tangible capital ratio, excluding OCI	6.09%	6.09%	5.90%	5.73%	5.73%	5.73%	6.25%	6.26%	6.03%	5.81%	5.81%	6.41%
Tangible equity / risk-based assets	6.69%	6.69%	6.79%	6.99%	6.87%	6.87%	7.01%	7.28%	7.47%	7.32%	7.32%	8.26%

Loan Performance Data:
Nonaccrual loans:
Commercial	$13,961	$13,961	$5,222	$6,770	$9,477	$9,477	$7,440	$8,815	$9,318	$8,803	$8,803	$9,092
Real estate - residential land and development	28,335	28,335	11,664	4,081	107	107	540	540	540	720	720	—
Real estate - multifamily	2,827	2,827	3,016	1,361	3,480	3,480	287	294	1,774	1,918	1,918	—
Real estate - other commercial	3,040	3,040	2,010	985	2,004	2,004	1,936	2,101	2,172	1,263	1,263	930
Real estate - 1-4 family	795	795	671	909	583	583	480	717	1,405	1,413	1,413	548
Direct consumer	4,258	4,258	2,537	2,872	2,666	2,666	1,972	2,324	2,197	1,920	1,920	1,244
Indirect consumer	101	101	116	95	130	130	116	136	176	172	172	176

Total nonaccrual loans	53,317	53,317	25,236	17,073	18,447	18,447	12,771	14,927	17,582	16,209	16,209	11,990
Renegotiated / restructured loans	2,258	2,258	259	140	280	280	—	—	—	—	—	—

Nonperforming loans	55,575	55,575	25,495	17,213	18,727	18,727	12,771	14,927	17,582	16,209	16,209	11,990
Foreclosed real estate	23,697	23,697	7,042	8,607	6,053	6,053	4,032	3,683	3,195	2,727	2,727	2,878

Nonperforming assets	79,272	79,272	32,537	25,820	24,780	24,780	16,803	18,610	20,777	18,936	18,936	14,868
Loans past due 90 days + and still accruing	37,316	37,316	37,510	33,479	21,149	21,149	21,421	19,633	15,603	12,810	12,810	8,958
Reserve for loan losses (RLL):
RLL	$69,811	$69,811	$66,104	$64,780	$61,800	$61,800	$61,412	$62,391	$62,400	$62,370	$62,370	$56,393
Loan loss provision	27,869	13,029	5,780	9,060	7,233	2,042	470	1,761	2,960	10,229	3,865	8,930
Net charge-offs by category:
Commercial	7,463	1,895	2,380	3,188	4,935	544	1,130	1,252	2,009	5,783	2,800	4,193
Real estate - residential land and development	6,553	5,856	138	559	231	17	—	18	196	—	—	—
Real estate - multifamily	1,632	(40)	830	842	490	372	—	119	(1)	1,050	(18)	—
Real estate - other commercial	884	64	147	673	(34)	(21)	5	(78)	60	344	296	1,167
Real estate - 1-4 family	519	239	104	176	145	—	9	10	126	138	9	96
Consumer	2,807	1,308	857	642	2,036	742	305	449	540	2,872	778	3,799

Total net charge-offs	19,858	9,322	4,456	6,080	7,803	1,654	1,449	1,770	2,930	10,187	3,865	9,255
NPA ratios:
Nonperforming loans / loans	1.06%	1.06%	0.49%	0.34%	0.38%	0.38%	0.26%	0.30%	0.35%	0.32%	0.32%	0.28%
Nonperforming assets / loans + foreclosed real estate	1.51%	1.51%	0.63%	0.51%	0.50%	0.50%	0.34%	0.38%	0.42%	0.38%	0.38%	0.35%

Nonperforming assets + loans past due 90 days / loans + foreclosed real estate	2.22%	2.22%	1.35%	1.17%	0.92%	0.92%	0.77%	0.78%	0.73%	0.63%	0.63%	0.55%
Nonperforming assets / total assets	0.96%	0.96%	0.39%	0.31%	0.31%	0.31%	0.21%	0.23%	0.25%	0.22%	0.22%	0.21%
Loan loss ratios:
RLL / loans	1.34%	1.34%	1.28%	1.28%	1.25%	1.25%	1.25%	1.27%	1.25%	1.25%	1.25%	1.31%
RLL / nonperforming loans	125.62%	125.62%	259.28%	376.34%	330.00%	330.00%	480.87%	417.97%	354.91%	384.79%	384.79%	470.33%
Net charge-offs to average net loans	0.52%	0.71%	0.35%	0.49%	0.16%	0.13%	0.12%	0.14%	0.24%	0.21%	0.30%	0.22%

Footnotes:

(1)	Tax equivalent basis reflects federal and state tax benefits.
(2)	Annualized based on the number of days outstanding for each period presented.

Source of Information:

The information and statistical data contained herein have been prepared by First Midwest Bancorp, Inc. and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. The balance sheet and income statement information contained herein as of each year end, and for the years then ended, are derived from financial statements and footnote information audited by Ernst & Young LLP, First Midwest’s independent external auditors. The quarterly balance sheet and income statement information contained herein is derived from quarterly financial statements and footnote information upon which Ernst & Young LLP has rendered a Quarterly Review Report.

First Midwest Bancorp, Inc. is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with First Midwest Bancorp, Inc. or any of its subsidiaries.